UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANANGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03931

CLIPPER FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Address of principal executive offices)

Thomas D. Tays

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Name and address of agent for service)

Copy to:

Michael Glazer, Esq.

Paul, Hastings, Janofsky & Walker LLP

515 South Flower Street

Los Angeles, CA 90071

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Table of Contents

Shareholder Letter	2

Management's Discussion and Analysis	4

Fund Performance and Supplementary Information	6

Investment Portfolio	9

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	19

Proxy Statement & Prospectus Information	20

Director Approval of Advisory Agreements	21

Fund Information	25

Directors and Officers	26

To The Shareholders of Clipper Fund:

On November 30th, the independent directors of Clipper Fund, Inc. announced that they are recommending that our firm, Davis Selected Advisers, L.P. , take on management of your fund beginning on January 1st, 2006. Such a change is not common in the mutual fund industry and is likely to raise many questions in the minds of shareholders. I would like to take this opportunity to provide you with some background on our firm and make clear what we can and cannot promise you. I have done my best to provide the information that I would want should our roles be reversed.

Our Firm:

Davis Selected Advisers, L.P. was founded in 1969 and is privately owned by my family and colleagues. We currently manage approximately $45 billion of mutual fund assets on behalf of our clients. We are significant investors in the equity funds that we manage, with about $2 billion of insider investment in our public mutual funds. My partner Ken Charles Feinberg and I oversee the research team and investment operation for our firm and we will be directly responsible for managing the Clipper Fund.

In keeping with our philosophy of eating our own cooking, we have invested $50 million directly into the Clipper Fund alongside our shareholders as we take on portfolio responsibility.

Investment Approach:

Clipper Fund is being managed with a concentrated or focused approach, generally holding between 15-35 stocks. In addition to our fifteen or more years of general experience, Ken and I have had almost nine years of experience managing a similarly focused fund with satisfactory results on behalf of an institutional client. Because of this focused approach, Clipper will remain clearly distinct from our other diversified mutual funds, will retain its own identity and be overseen by its current Board of Directors.

Expenses:

Under our management, the overall fees and expenses of the Fund will be lower than they have been in the past. While the actual number will depend upon the size of the fund (the larger the fund, the lower the fees), we would expect total expense ratio to fall to .70% to .80% versus roughly 1.12% (before expense reduction) in the year before we began managing the fund.

Outlook

Ken and I are fortunate to have an advisor with over four decades of experience studying companies, markets and the economy. In his most recent commentary, Opportunities in Stocks for Uncertain Times, my father Shelby Davis lists many of the reasons why the current environment is unsettling; but he goes on to say, “Consider all that has happened in the 36 years since our firm was founded: In the decade of the 1970s, Americans endured the 1973-74 bear market, persistent stagflation and the OPEC embargo, which led to a tenfold increase in energy prices, double-digit unemployment, and the hostage crisis. In the 1980s, we dealt with back-to-back recessions early in the decade, the Iran-Contra scandal, the 1987 stock market crash and a commercial real estate bubble that culminated in the S&L crisis. The 1990s [saw us deal with the Russian currency devaluation and third-world debt crisis and] ended in a tech bubble that wiped out more than 40% of the value of the S&P 500® Index in three short years. The Dow Jones Industrial Average nevertheless stands above 10,000 today, more than tenfold its level in 1969 when we went into business . . . Investing through uncertain times is the rule and not the exception.”

Not a part of annual report to Fund shareholders

Knowing that we are investing in uncertain times, we do our best to buy companies in durable businesses that can withstand the inevitable shocks that the future holds. Importantly, just as the market inevitably will go through bad periods, it is also certain that the Clipper Fund will suffer through periods of poor results. This is not mock modesty. A study of managers with the best 10-year records indicates that more than 90% of these top managers fell into the bottom half relative to their peers for three years in a row during that period.[1] Almost two-thirds of these top managers fell into the bottom quartile relative to their peers for at least three years in a row. Even if we are successful in producing satisfactory long-term results, a bad three-year patch is not just possible, but inevitable. When such times come, we will do our best to communicate with you directly and to stay the course.

Concluding Thoughts

For 2005, our firm was honored as Domestic-Stock Fund Manager of the Year by Morningstar. Given our enormous respect for the past recipients of this award, Ken and I and our entire research team are humbled and grateful for this recognition. We also know that our track record is far shorter than some of the managers that we most admire and so, as a team, we still feel we have a lot to prove.

But this award was not given based solely on investment results. In the press release, Kunal Kapoor, director of fund analysis for Morningstar, says that our firm "sets the bar for others in the industry. At a time when other firms don't always do what is best for their shareholders, it’s refreshing to see a firm so committed to the long-term welfare of fundholders."

These are powerful words of which all of us at Davis Selected Advisers, L.P. are proud. But these words bear as much on the future as on the past. For while this award gives recognition for our past actions, it also establishes a future standard that we must live up to in the years and decades ahead.

While we cannot promise favorable future results, we can promise our best efforts to earn the trust that you have placed in us.

Please accept our thanks for your continued investment in the Clipper Fund.

Sincerely,

Christopher C. Davis

Not a part of annual report to Fund shareholders

_________________________

[1] Source: Davis Selected Advisers, L.P. & eVestment Alliance

Management’s Discussion and Analysis

Market Environment

During the year ended December 31, 2005, the stock market, as measured by the Standard & Poor’s 500® Index1, increased by 4.91%. U.S. economic activity, as measured by the inflation-adjusted gross domestic product (“GDP”), increased between 3.3% and 4.1% over each of the first three calendar quarters of the year and increased by only 1.1% in the fourth quarter. Interest rates, as measured by the 10-year Treasury bond, began 2005 at about 4.2%, ranged as low as 4.0% and ended 2005 at about 4.4%.

Performance Overview

Clipper returned (0.24)% for the year ended December 31, 20052, compared to its benchmark, the Standard & Poor’s 500® Index1, which returned 4.91%.

The Fund’s largest industry holdings were in financial companies, and, as a group, were the most important detractors3 from performance. While the Fund’s insurance and diversified financial holdings made a positive contribution to performance (American Express4 and Merrill Lynch among the top contributors), Fannie Mae and Freddie Mac, both thrift & mortgage companies, were the two largest detractors from performance.

The Fund’s second largest industry holdings were in consumer staple companies, and these companies made the largest contribution to performance. Altria Group, CVS Corp., Safeway, Inc., and Kroger Co., were each among the top contributors to performance. Kraft Foods was among the top detractors from performance. The fund no longer owns CVS Corp.

Energy companies represented the strongest performing sector of the S&P 500 Index and El Paso Corp., was among the top contributors to the Fund’s performance.

The Fund’s third largest industry holding was in health care companies, which as a group, had a negative impact on performance. HCA was among the top contributors to performance while Tenet Healthcare, Pfizer, and Johnson & Johnson were among the top detractors from performance.

The Fund’s consumer discretionary holdings and industrial holdings detracted from performance. Interpublic Group of Companies and Time Warner, both consumer discretionary companies, and Tyco International and Pitney Bowes, both industrial companies were each among the top detractors from performance. The Fund no longer owns Interpublic Group of Companies.

______________________________

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Clipper Fund seeks long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Clipper Fund are: (1) market risk, (2) company risk, (3) non-diversification risk, (4) non-equity risk, (5) industry risk, (6) foreign country risk, and (7) headline risk. See the prospectus for a full description of each risk.

1     The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the index.

2     Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended December 31, 2005.

	1-year	5-year	10-year
Clipper Fund	(0.24)%	5.60%	12.62%
S&P 500 Index	4.91%	0.54%	9.07%

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Clipper Funds Shareholder Services at 1-800-432-2504.

3     A company’s or sector’s contribution to the Fund’s performance is a product both of its appreciation or depreciation and it’s weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

4     This Management Discussion & Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The schedule of investments lists the Fund’s holdings of each company discussed.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

(Unaudited)
Fund Performance

Average Annual Total Return
for the Periods ended December 31, 2005

One Year	(0.24)%
Five Year	5.60%
Ten Year	12.62%

$10,000 invested at inception of Fund. Let’s say you invested $10,000 in Clipper Fund on February 29, 1984 (inception of Fund). As the chart shows, by December 31, 2005, the value of your investment would have grown to $199,346 - a 1893.46% increase on your initial investment. For comparison, look at how the Standard & Poor’s 500® Stock Index did over the same period. With dividend reinvested, the same $10,000 investment would have grown to $138,862 – a 1288.62% increase.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Clipper Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(Unaudited)

Portfolio Holdings by Sector

Sector	Fund	S&P 500
Financials	32.3%	21.2%
Health care	13.1%	13.3%
Consumer staples	17.0%	9.5%
Information technology	8.2%	15.5%
Industrials	5.3%	11.3%
Energy	3.5%	9.3%
Consumer discretionary	1.7%	10.5%
Utilities	-	3.4%
Telecommunications services	-	3.0%
Materials	-	3.0%
Sub-Total	81.1%	100.0%
Cash and short-term investments	18.9%
Total	100.0%	100.0%

This table depicts the Fund’s portfolio holdings as a percentage of net assets, excluding short-term investments, as of December 31, 2005, by sectors (as defined by the Global Industry Classification Standards-“GICS”) and as compared to the same sectors of the Standard & Poors 500 Index (“S&P 500”). The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the index.

(Unaudited)

UNDERSTANDING YOUR FUND'S EXPENSES

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs including management fees, shareholder services fees and the other Fund expenses. The Expense Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds. The Expense example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund is from July 1, 2005 through December 31, 2005.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid for on your account during this period.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05-12/31/05

Actual	$1,000.00	$1,016.80	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

*Expenses are equal to the Fund's annualized expense ratio of 1.09% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Investment Portfolio
December 31, 2005

COMMON STOCKS

Shares		Value (Note 1)	%
	Consumer Discretionary		
	Media		
3,865,700	Time Warner Inc.	$ 67,417,808	1.7%
	Total Consumer Discretionary	67,417,808	1.7%
	Consumer Staples		
	Beverages		
2,080,200	The Coca-Cola Company	83,852,862	2.1%
	Food Products		
2,766,200	Kraft Foods Inc.	77,840,868	2.0%
	Food & Staples Retailing		
4,133,900	Wal-Mart Stores Inc.	193,466,520	4.8%
4,495,300	The Kroger Co.*	84,871,264	2.1%
1,803,100	Safeway Inc.	42,661,346	1.1%
		320,999,130	8.0%
	Tobacco		
2,636,400	Altria Group Inc.	196,991,808	4.9%
	Total Consumer Staples	679,684,668	17.0%
	Energy		
	Oil, Gas & Consumable Fuels		
11,641,000	El Paso Corporation	141,554,560	3.5%
	Total Energy	141,554,560	3.5%
	Financials		
	Capital Markets		
1,614,000	Merrill Lynch & Co. Inc.	109,316,220	2.7%
989,540	Ameriprise Financial Inc.	40,571,140	1.0%
		149,887,360	3.7%
	Consumer Finance		
4,947,500	American Express Company	254,598,350	6.3%
		254,598,350	6.3%
	Thrifts & Mortgage Finance		
6,372,400	Freddie Mac	416,436,340	10.4%
2,528,700	Fannie Mae	123,425,847	3.1%
		539,862,187	13.5%
	Insurance		
9,657,600	Marsh & McLennan Companies Inc.	306,725,376	7.7%
1,719,560	Old Republic International Corporation	45,155,646	1.1%
		351,881,022	8.8%
	Total Financials	1,296,228,919	32.3%

Investment Portfolio

December 31, 2005

SHORT TERM INVESTMENTS

Par Value		Value (Note 1)	%
$ 233,745,000	**US Treasury Bill** (3.33%, 01/26/06)	$ 233,164,144	5.8%
229,130,000	**US Treasury Bill** (3.56%, 02/16/06)	228,061,108	5.7%
296,095,000	**State Street Bank & Trust Company (Note 1 and 2)** Repurchase Agreement, dated 12/30/05 at 3.50% to be repurchased at $296,210,148 on 01/03/06 collateralized by $200,000,000 FHLB 3.750% - 3.875% due 08/15/08 & 08/22/08 with a value of $198,321,700, and by $106,015,000 FNMA 3.250% due 08/15/08 with a value of $103,695,922..............	296,095,000	7.4%
	TOTAL SHORT TERM INVESTMENTS (Cost $757,327,552)	757,320,252	18.9%
TOTAL INVESTMENT PORTFOLIO (Cost $3,333,493,060)......................		4,007,355,867	100.0%
Liabilities less Cash and Receivables		(1,406,877)	0.0%
TOTAL NET ASSETS...		$ 4,005,948,990	100.0%

(a) Aggregate cost for Federal Income Tax Purposes is $3,344,273,696. At December 31, 2005 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

Unrealized appreciation	$ 775,680,868
Unrealized depreciation..	(112,598,697)
Net unrealized appreciation.........................	$ 663,082,171

* Non-income producing securities

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 1 — Clipper Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified open-end management investment company. The Fund’s investment objective is long-term capital growth and capital preservation. From the Fund’s inception through December 31, 2005, Pacific Financial Research, Inc. (“PFR”) served as investment adviser to the Fund. Effective January 1, 2006, Davis Selected Advisers, L.P. (the “Adviser”) assumed management of the Fund. The Adviser seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America:

(a) Security valuation — Investments in securities traded on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. Discounts and premiums are accreted and amortized over the life of the respective securities. Short term investments are stated at amortized cost, which approximates current market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith based upon guidelines established by the Board of Directors.

(b) Security transactions and related investment income – Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed income securities are amortized daily over the expected life of the security.

(c) Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, and to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

(d) Dividends and distributions to shareholders – Dividends and distributions to shareholders are recorded on the ex-dividend date.

(e) Federal income taxes – The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investments companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 1 — Continued

(f) Use of estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from the estimates.

(g) Guarantees – In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 2 — As of December 31, 2005, the Fund held State Street Bank and Trust Company (“State Street”) repurchase agreements, collateralized by U.S. Government Agency Notes due August 15 and August 22, 2008. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. At December 31, 2005, the market value amounted to $302,017,622.

NOTE 3 – Purchases and sales of investment securities (excluding short term securities and U.S. Government Obligations) for the year ended December 31, 2005, were $594,032,248 and $2,917,556,387, respectively.

NOTE 4 – During the year ended December 31, 2005, the Fund realized net capital losses of $7,973,219 from transactions for Federal income tax purposes. Distributions to shareholders are based on net investment income and net realized gains determined on a tax basis, which are different for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund. As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed net ordinary income	$1,197,362
Capital loss carryforward*	(7,973,219)
Net unrealized appreciation of investments	663,082,171
Total	$656,306,314

The tax character of distributions paid was as follows:	2005	2004

Ordinary income	$ 59,960,210	$60,592,939
Long-term capital gains	$-	$ 203,212,176

*The capital loss carryforward expires on December 31, 2013.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 5 – Prior to January 1, 2006, the management fee was equal to 1% per annum of the Fund’s average daily net assets. Effective January 1, 2006, the management fee rate for the Fund is 0.65% of average net assets up to $500 million, 0.60% of average net assets greater than $500 million and up to $1 billion, 0.55% of average net assets greater than $1 billion and up to $3 billion, 0.54% of average net assets greater than $3 billion and up to $4 billion, 0.53% of average net assets greater than $4 billion and up to $5 billion, 0.52% of average net assets greater than $5 billion and up to $6 billion, 0.51% of average net assets greater than $6 billion and up to $7 billion, 0.50% of average net assets greater than $7 billion and up to $10 billion, and 0.485% of average net assets greater than $10 billion. For calendar year 2006, Davis Selected Advisers, L.P. has agreed to voluntarily waive all management fees in excess of 0.50%. The management fee is accrued daily in computing the net asset value per share. Each Fund Director who is not affiliated with the Adviser and does not otherwise meet the definition of “interested person” under section 2(a)(19) of the Investment Company Act (“Independent Directors”) is compensated by the Fund at the rate of $2,500 per quarter.

NOTE 6 – During the year ended December 31, 2005, the Fund directed portfolio transactions totaling $600,828,624 to certain brokers which had agreed to credit portions of their commissions to offset Fund operating expenses. The brokerage commissions in connection with those transaction totaled $788,393, of which $560,288 was used to reduce certain Fund operating expenses.

Additionally, an amount of $96,488 was reimbursed by PFR for insurance expenses for a portion of the premium covering the periods when PFR was named on the Fund’s policy.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

of Clipper Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clipper Fund (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2001 were audited by other independent accountants whose report, dated January 18, 2002, expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Los Angeles, CA

February 22, 2006

(Unaudited)

Proxy Statement & Prospectus Information

In mid-February, a Proxy Statement/Prospectus was mailed to shareholders of record as of February 1, 2006 providing information concerning a Special Meeting of shareholders of the Fund to be held on April 21, 2006, 1:00 p.m., Eastern time, at the offices of Davis Selected Advisers, L.P., 3480 E. Britannia Drive, Tucson, Arizona 85706 for the following purposes:

1.	To elect five Directors of the Fund.

2.             To approve an investment advisory and sub-advisory contract between the Fund and Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc.

3.             To approve an Agreement and Plan of Reorganization and Termination providing for the acquisition of all of the assets of the Fund by the Clipper Fund series (the “New Fund”) of Clipper Funds Trust in exchange for shares of the New Fund and assumption of the liabilities of the Fund by the New Fund, and for the distribution of such shares to shareholders of the Fund in liquidation of the Fund.

4.             To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The proposed election of Directors, approval of an investment advisory and sub-advisory contract, and reorganization are each described in the Proxy Statement/Prospectus which is available on the Clipper Fund website and may also be obtained by calling Shareholder Services at 1-800-432-2504.

(Unaudited)

Approval of Advisory and Sub-Advisory Contract

Background

On September 30, 2005, the Fund’s previous investment adviser, Pacific Financial Research, Inc. (“PFR”), announced its intention to reorganize with an affiliated company on or about January 1, 2006. The reorganization was part of a succession planning process to address the decision of three of the six principals of PFR and portfolio managers of the Fund, James H. Gipson, Michael C. Sandler and Bruce G. Veaco, to leave PFR on December 31, 2005 and resign their positions with the Fund.

After substantial consideration (as described in detail below), the Board approved new advisory and sub-advisory contract with Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. (“New Advisory Contract”), effective January 1, 2006. Under the Investment Company Act of 1940, the New Advisory Contract will expire on May 30, 2006 unless approved by the shareholders of the Fund. If approved by shareholders, the New Advisory Contract will continue until January 1, 2008, and thereafter so long as it is approved by the Board annually in accordance with legal requirements. If the Fund’s shareholders do not approve the New Advisory Contract, the Board will take appropriate action to ensure continued management of the Fund after reviewing the available alternatives, which may include re-soliciting shareholder approval of the New Advisory Contract.

Davis Selected Advisers, L.P.

Davis Selected Advisers, L.P began serving as the investment adviser for the Fund on January 1, 2006. Its headquarters are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected Advisers, L.P. provides investment advice for the Fund, manages its business affairs and provides it with day-to-day administrative services. Davis Selected Advisers, L.P. also serves as investment adviser for other mutual funds and institutional and individual clients, and as of December 31, 2005 managed client assets totaling approximately $72 billion.

Davis Selected Advisers-NY, Inc.

Davis Selected Advisers–NY, Inc., began serving as the sub-adviser for the Fund on January 1, 2006. Its offices are located at 609 Fifth Avenue, New York, New York 10017. Davis Selected Advisers–NY, Inc., also provides investment management and research services for other mutual funds and institutional clients. It is a wholly owned subsidiary of Davis Selected Advisers, L.P., and its fee is paid by Davis Selected Advisers, L.P., not by the Fund.

The Prior Advisory Contract

Prior to January 1, 2006, PFR served as the Fund’s investment adviser. For its services under the prior investment advisory contract (“Prior Advisory Contract”), PFR received compensation from the Fund in the amount of 1% of the Fund’s average daily net assets.

The New Advisory Contract

Under the New Advisory Contract, Davis Selected Advisers, L.P. is entitled to receive for its services a management fee as follows (expressed as a percentage of the Fund’s average daily net assets): 0.65% of assets up to $500 million, 0.60% of assets greater than $500 million and up to $1 billion, 0.55% of assets greater than $1 billion and up to $3 billion, 0.54% of assets greater than $3 billion and up to $4 billion, 0.53% of assets greater than $4 billion and up to $5 billion, 0.52% of assets greater than $5 billion and up to $6 billion, 0.51% of assets greater than $6 billion and up to $7 billion, 0.50% of assets greater than $7 billion and up to $10 billion, and 0.485% of assets greater than $10 billion. For calendar year 2006, Davis Selected Advisers, L.P. has agreed to voluntarily waive all management fees in excess of 0.50%.

Evaluation by the Board of Directors

The Independent Directors were informed on September 30, 2006 that PFR intended to reorganize with an affiliate of PFR, on or about January 1, 2006. Accordingly, during the next two months the Independent Directors conducted a thorough evaluation of potential replacements for PFR, concentrating their search on firms that would continue the investment approach that the Fund has followed over the years. The Independent Directors retained Wilshire Associates, a global investment consulting, investment management and investment technology firm, to assist their evaluation of alternatives for management of the Fund.

During the intensive two-month evaluation period, the Independent Directors held nine separate special meetings with Wilshire Associates and various potential portfolio management firms, without additional compensation for these special meetings. In addition, the Independent Directors and the Fund’s chief compliance officer visited the offices of various potential managers. This process culminated at an in-person meeting of the Board of Directors on December 19, 2005, at which the Independent Directors unanimously recommended that the Fund enter into the New Advisory Contract with Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. and the Board of Directors of the Fund approved the New Advisory Contract and authorized the submission of the New Advisory Contract to the shareholders of the Fund for their approval.

In deciding to select Davis Selected Advisers, L.P. as the Fund’s new investment manager, the Independent Directors evaluated information provided by Davis Selected Advisers, L.P. and other potential candidates in accordance with Section 15(c) of the 1940 Act, and by Wilshire Associates at prior Board meetings and the results of the Independent Directors’ in-person interviews and office visits. The information below summarizes the Board’s considerations in connection with its approval of the New Advisory Contract. In deciding to approve the New Advisory Contract, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval. In considering these matters, the Directors were advised with respect to relevant legal standards by counsel to the Fund and the Independent Directors. Management of PFR (other than its chief compliance officer, who also served as the Fund’s Chief Compliance Officer) did not participate in any of the Independent Directors’ deliberations.

Nature and Quality of Services. In managing the Fund since its inception, PFR employed an unconventional approach characterized, among other things, by the use of a fundamental value-based analysis of investment opportunities, a non-diversified concentrated investment portfolio, and a willingness to maintain Fund assets in cash when PFR was unable to find investments it believed were selling at attractive discounts to their intrinsic values. In selecting a new manager for the Fund, the Independent Directors sought among other things to identify firms with an investment approach that was as consistent as practicable with the investment approach expected by the Fund’s shareholders when they invested in the Fund. Based on their review of the materials submitted by Davis Selected Advisers, L.P. and other potential candidates, and their in-person interviews with portfolio management personnel of Davis Selected Advisers, L.P. and other potential candidates, the Independent Directors concluded that although Davis Selected Advisers, L.P. was less likely than PFR to maintain a very substantial portion of the Fund’s portfolio in cash from time-to-time, Davis Selected Advisers, L.P. was willing to retain cash balances when appropriate and Davis Selected Advisers, L.P.’s basic investment approach was substantially similar to the Fund’s historical approach.

In considering the quality of services Davis Selected Advisers, L.P. would be able to provide to the Fund, the Board reviewed among other things the performance of a substantial concentrated equity portfolio managed by Davis Selected Advisers, L.P. for approximately nine years (the “Concentrated Portfolio”), as well as the performance of a large mutual fund managed by Davis Selected Advisers, L.P. for more than twelve years using a significantly concentrated but slightly more diversified approach (the “Diversified Portfolio”). The Directors observed that the Concentrated Portfolio had outperformed the S&P 500 Index (the “S&P”) for the one-year, three-year, five-year, and since inception periods ended September 30, 2005, and had outperformed the Russell 1000 Value Index (the “Russell 1000”) for the one-year, three-year and since-inception periods. The Directors also observed that the Diversified Portfolio had outperformed the S&P for the one-, three-, five- and ten-year and since inception, periods, and had outperformed the Russell 1000 for the 10-year and since-inception periods, ended September 30, 2005.

The Board also considered the various services proposed to be provided by Davis Selected Advisers, L.P. to the Fund in addition to investment advisory services, such as supervision of Fund operations, compliance, regulatory filings, and disclosures to shareholders, general oversight of the Fund’s other service providers and coordination of Fund marketing initiatives. In that connection, they noted that Davis Selected Advisers, L.P. had substantial experience in successfully providing such services to the Davis Funds and the Selected Funds families of mutual funds.

As a result of these reviews, the Independent Directors concluded that Davis Selected Advisers, L.P.’s record indicated that its management of the Fund would benefit the Fund and its shareholders.

Advisory Fees and Total Expenses. In reviewing the advisory fees proposed to be paid by the Fund to Davis Selected Advisers, L.P., the Independent Directors noted that the Fund was paying fees to PFR at the annual rate of 1.00% of the Funds’ average daily net assets, and that Davis Selected Advisers, L.P.’s annual fee schedule (ranging from 0.65% of the first $500 million of the Fund’s average daily net assets to 0.485% of average daily net assets in excess of $10 billion) would result in significantly lower advisory fees and total expenses, and that Davis Selected Advisers, L.P. had also agreed to provide shareholders with additional benefits by waiving its advisory fees further (to 0.50% of average daily net assets) for the 2006 calendar year. The Independent Directors also noted that Davis Selected Advisers, L.P.’s proposed fee schedule was similar to the schedule it charged to other mutual funds it managed.

The Independent Directors also reviewed Davis Selected Advisers, L.P.’s standard fee schedules for providing sub-advisory or separate account services to other institutional clients. They noted that although the fees charged by Davis Selected Advisers, L.P. to its mutual fund advisory clients are greater than the standard fees charged by Davis Selected Advisers, L.P. to its separate account and wrap account clients and other registered investment companies for which it serves only as sub-adviser, Davis Selected Advisers, L.P. would be providing services to the Fund in addition to investment advisory services which it does not provide to the investment companies it sub-advises and which are not required by its separate account and wrap account clients. The Independent Directors concluded that the differences in fee schedules appropriately reflected Davis Selected Advisers, L.P.’s greater responsibilities with respect to the Fund and other mutual funds.

Profitability and Economies of Scale. The Independent Directors reviewed information regarding Davis Selected Advisers, L.P.’s projected costs of providing services to the Fund and the resulting projected level of profits to Davis Selected Advisers, L.P.. They also received information regarding the structure and manner in which Davis Selected Advisers, L.P.’s investment professionals were compensated and Davis Selected Advisers, L.P.’s view of the importance of a long-term perspective in evaluating compensation matters. The Independent Directors noted that Davis Selected Advisers, L.P. proposed to share economies of scale in managing the Fund through breakpoints in its management fee. The Independent Directors concluded that the projected profitability of Davis Selected Advisers, L.P.’s relationship to the Fund was reasonable and that it was appropriately sharing economies of scale with the Fund and its shareholders.

Ancillary Benefits and Other Factors. The Independent Directors considered that the potential benefits to be received by Davis Selected Advisers, L.P. and its affiliates from its relationship with the Fund included the investment advisory fees to be received by Davis Selected Advisers, L.P. They also noted that Davis Selected Advisers, L.P. would be reimbursed by the Fund for a portion of its expenses in providing certain administrative and shareholder servicing and support services to Fund. The Directors also considered the commitment of Davis Selected Advisers, L.P. and its affiliates to maintain an investment of approximately $50 million of their own assets in the Fund during the period Davis Selected Advisers, L.P. would be managing the Fund; Davis Selected Advisers, L.P.’s portfolio trading and soft dollar practices; the depth and quality of Davis Selected Advisers, L.P.’s research capabilities and its key personnel; the overall financial strength and stability of its organization; the experience, capability and integrity of its senior management; and its commitment with regard to compliance with applicable laws and regulations.

Conclusion. Based on their review of the information requested and provided, and the discussions with management of Davis Selected Advisers, L.P., the Independent Directors determined that approval of the New Advisory Contract was consistent with the best interests of the Fund and its shareholders, and would enable the Fund to receive high quality services at a cost that would be appropriate, reasonable, and in the best interests of the Fund and its shareholders.

(Unaudited)

Shareholder Tax Information

The following will assist you in determining the tax status of the information contained in your Form 1099-DIV, which has been mailed to you directly. We suggest that you consult a professional tax advisor to determine how this information may apply to your specific tax situation.

Distribution

The Ex-Dividend date was December 19, 2005. The per share amounts were as follows:

Amount
Ordinary Income	$1.29320

Short-Term Capital Gains

There are no short-term capital gain distributions included in Box (1a) Form 1099-DIV.

Income Dividends

Effective January 1, 2003, certain dividends received by the Fund during 2005 qualify for a reduced tax rate. The amount of qualified dividends paid to you during 2005 is reported in Box (1b) Form 1099-DIV. The percentage rate used to calculate the amount is as follows:

•	Qualified Dividend	100%	Box (1b) Form 1099-DIV

Corporate Dividends

•	Corporate Dividends Received Deduction	100%

Federal Obligations

•	Federal obligation interest
for states permitting pass-through	33.0%

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Form N–Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge upon request by calling 1-800-432-2504 or on the Fund’s website at www.clipperfund.com or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(Unaudited)
Information Regarding the Independent Directors

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held

Norman B. Williamson 2949 E. Elvira Road, Suite 101 Tucson, Arizona 85706 born 05/18/1932	Director and Chairman of the Board	Indefinite and since 1984	Private investor	1	None

F. Otis Booth, Jr. 2949 E. Elvira Road, Suite 101 Tucson, Arizona 85706 born 09/28/1923	Director	Indefinite and since 1984	Private investor	1	None
Lawrence P. McNamee 2949 E. Elvira Road, Suite 101 Tucson, Arizona 85706 born 09/12/1934	Director	Indefinite and since 1984	Retired educator	1	None

All Directors qualify as independent under the Investment Company Act of 1940.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available upon request, free of charge, by contacting the Fund at 800-432-2504 or on the Fund’s website at www.clipperfund.com.

Executive Officers

Officers	Title

Christopher C. Davis	President
Kenneth C. Eich	Executive Vice President & Principal Executive Officer

Sharra L. Reed	Vice President & Chief Compliance Officer

Douglas A. Haines	Vice President & Principal Financial Officer
Thomas D. Tays	Vice President & Secretary

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The Code of Ethics was amended and restated as of December 19, 2005 to reflect Kenneth Eich as Principal Executive Officer and Douglas Haines as Principal Financial Officer.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund's Board of Directors has determined that the Fund does not have an audit committee financial expert serving on the Fund's Audit Committee. The Board concluded that none of the independent Directors qualified based on their understanding of the legal requirements for classification of an "audit committee financial expert." However, the Board concluded that the members of the Audit Committee had sufficient business and financial experience to understand the Fund's accounting and auditing issues, which it believes to be relatively straightforward.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by PricewaterhouseCoopers LLP (“PwC”), the Fund’s principal accountant.

(a) Audit Fees: The aggregate fees billed for professional services rendered by PwC for the audit of the Fund’s annual financial statements and for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2004 and December 31, 2005 were $35,846 and $42,200, respectively.

(b) Audit-Related Fees: The Fund was not billed any fees by PwC for the fiscal years ended December 31, 2004 and December 31, 2005 for assurance and related services that were reasonably related to the performance of the audit of the Fund’s financial statements.

(c) Tax Fees: The fees billed by PwC for the fiscal years ended December 31, 2004 and December 31, 2005 for professional services rendered for tax compliance, tax advice and tax planning were $6,000 and $5,900, respectively.

(d) All Other Fees: The Fund was not billed for any other products or services provided by PwC for the fiscal years ended December 31, 2004 and December 31, 2005 other than the services reported in paragraphs (a) through (c) above.

(e) The Fund's Audit Committee Charter requires pre-approval by the Audit Committee of all audit and permissible non-audit services to be provided to the Fund by PwC, including fees.

(f) No disclosures are required for this Item 4(f).

(g) For the 2004 and 2005 fiscal years, Pacific Financial Research, Inc. ("PFR"), the Fund's investment adviser until December 31, 2005, paid PwC $17,000 and $3,600, respectively, for AIMR-PPS® performance verification. In addition, for the 2005 fiscal year, $2,700 was paid to PwC for the registration statement.

(h) The Audit Committee of the Fund's Board of Directors considered these non-audit services provided to PFR and determined that they were compatible with maintaining PwC's independence when providing services to the Fund.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Effective 12/19/05, when Davis Selected Advisers, L.P. was named the Investment Adviser, the procedure for submission of matters to a vote of security holders was amended. It was amended such that Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Clipper Fund, Inc., at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

ITEM 11. CONTROLS AND PROCUDURES

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: March 8, 2006

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: March 8, 2006